UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

         Date of Report (date of earliest event reported): July 14, 2010


                         GOLD HORSE INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)

         Florida                        000-30311                22-3719165
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                            No. 31 TongDao South Road
                          Hohhot, Inner Mongolia, China
                    (Address of principal executive offices)

                                86 (471) 339-7999
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act 17 CFR 240.13e-4(c))

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                         GOLD HORSE INTERNATIONAL, INC.

                           Current Report on Form 8-K

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On July 14, 2010, the Board of Directors of Gold Horse International, Inc., a Florida corporation (the "Company") at a meeting unanimously adopted resolutions approving the Articles of Amendment to the Articles of Incorporation (the "Articles of Amendment") to effect a reverse stock split in the ratio of 1 for 40 (the "Reverse Stock Split") and recommended that its shareholders approve the Articles of Amendment. In connection with the adoption of these resolutions, the Board determined to seek the written consent of the holders of a majority of the outstanding shares of Common Stock, in order to reduce associated costs and implement the proposals in a timely manner. On July 29, 2010, certain of the Company's shareholders, together holding at least a majority of the outstanding shares of Common Stock executed a written consent authorizing the Reverse Stock Split. On August 9, 2010, the Company filed a preliminary information statement on Schedule 14C with the U.S. Securities and Exchange Commission. On August 19, 2010 the Company filed a definitive information statement on Schedule 14C with the U.S. Securities and Exchange Commission and also mailed the definitive information statement to its shareholders of record. The Articles of Amendment were filed with the Florida Department of State and became effective on September 8, 2010. The Articles of Amendment are attached as Exhibit 3.4 to this Current Report.

On July 14, 2010, the Board of Directors of the Company unanimously adopted Amended Bylaws of the Company. The Amended Bylaws, among other things, revise the number of shareholder votes required to call a special meeting from 51% to 10%, revise the quorum requirements for a shareholder meeting from 51% to one-third of shares entitled to vote, subject to the approval of the Company's shareholders, provide for election of directors by plurality and revise the number of directors from five to nine individuals as determined by the Board to not less than one nor more than nine individuals. The Amended Bylaws contain new sections including, without limitation, sections on voting groups, staggered terms for the Board, compensation of directors, loans to directors, committees, general standards for directors, director conflicts of interest, shares, options, dividends and distributions and records and reports. The Amended Bylaws are attached as Exhibit 3.5 to this Current Report. As set forth in the Amended Bylaws, the creation of staggered terms for the Board requires the approval of the Company's shareholders. It is the Company's intention to submit the reduction in quorum and creation of a staggered Board, both of which will be contained in a subsequent amendment to the Company's charter, to a vote of its shareholders at a future meeting.

ITEM 7.01 REGULATION FD DISCLOSURE.

On September 9, 2010, the Company issued a press release announcing that its Reverse Stock Split was effected on September 8, 2010, whereby every forty shares of the Company's issued and outstanding common stock was automatically combined into one issued and outstanding share of common stock without any change in the par value of the shares. A copy of the press release is filed as
Exhibit 99.1 to this Current Report on Form 8-K.

Pursuant to General  Instruction  B.2 of Form 8-K, the  information in this Item
7.01 of Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be

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subject to the liabilities of that section,  nor is it incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 8.01 OTHER EVENTS.

In connection with the Reverse Stock Split, the Financial Industry Regulatory Authority ("FINRA") effected the Reverse Stock Split at the open of business on September 8, 2010. A "D" was appended to the Company's ticker symbol to indicate the completion of the Reverse Stock Split for 20 business days, which is GHIID. After the 20 business days following September 8, 2010, the ticker symbol will revert back to "GHII". Further, in connection with the Reverse Stock Split, the Company obtained a new CUSIP number: 38060U 209. In addition, there will be no mandatory exchange of stock certificates and the Company's transfer agent, Island Stock Transfer, will record the Reverse Stock Split by means of book entry.

Further, the Company has established the following Board of Director committees:
(a) Audit Committee; (b) Nomination and Governance Committee; and (c) Compensation Committee. Each committee is comprised of independent directors. The Company has also adopted charters for the Audit Committee and the Nomination and Governance Committee, which are attached hereto as exhibits 10.1 and 10.2, respectively. The Board of Directors approved the establishment of such committees and adoption of such charters at its July 14, 2010 meeting.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits required by Item 601 of Regulation S-K:

EXHIBIT
NUMBER                       DESCRIPTION OF EXHIBIT
------                       ----------------------
 3.1         Certificate of Incorporation(1)
 3.2         Certificate of Amendment to the Certificate of Incorporation(1)
 3.3 Certificate of Domestication as filed with the Secretary of State of Florida(2)
 3.4         Certificate of Articles of Amendment to Articles of Incorporation
 3.5         Amended Bylaws
10.1         Audit Committee Charter
10.2         Nomination and Governance Charter
99.1         Press Release issued September 9, 2010

----------
(1) Incorporated by reference to the exhibit to the Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007, filed with the U. S. Securities and Exchange Commission on October 15, 2007.
(2) Incorporated by reference to the exhibit to the Current Report on Form 8-K dated November 9, 2007 filed with the U. S. Securities and Exchange Commission on November 13, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GOLD HORSE INTERNATIONAL, INC.


September 9, 2010                  By: /s/ Adam Wasserman
                                       -----------------------------------------
                                   Name:  Adam Wasserman
                                   Title: Chief Financial Officer

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